SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 28, 2014

One Horizon Group, Inc.
 (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-10822	46-3561419
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

Weststrasse 1, Baar, Switzerland, CH6340
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

011 41 41 760 5820
 (ISSUER TELEPHONE NUMBER)

Copies to:

Hunter Taubman Weiss LLP
130 w. 42nd Street, Suite 1050
 New York, NY 10036
Tel: 212-732-7184

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see  General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 –Corporate Governance and Management

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On July 28, 2014, the Board of Director of One Horizon Group, Inc. (the “Company”) appointed Brian Collins as the Chief Executive Officer and President of the Company, effective July 28, 2014. Mr. Collins will also act as the Chairman of the Board of the Company upon his appointment as the Chief Executive Officer of the Company.

Mr. Collins has been the CEO of Abbey Technology, a subsidiary of the Company since he founded it in 1999. After the Company acquired Abbey Technology in November 2010, Mr. Collins was appointed Vice President and Chief Technology Officer of the Company. Mr. Collins is the co-inventor of the Horizon Platform, and has over 20 years’ experience in the technology sector with a background in software engineering. Mr. Collins brings experience in founding and operating technology companies along with his extensive knowledge of software engineering.

There are no understandings or arrangements between Mr. Collins and any other person pursuant to which Mr. Collins was selected to serve as Chief Executive Officer, other than his employment relationship set forth above. Mr. Collins will not receive any additional compensation as the Chief Executive Officer of the Company except the current compensation he is entitled to as the Chief Technology Officer of the Company. Mr. Collins does not have any relationships requiring disclosure under Item 401(d) of Regulation S-K. There is no change to Mr. Collins’s relationship with the Company under Item 404 (a) of Regulation S-K as disclosed in Item 13.  Certain Relationships and Related Transactions, and Director Independence in Form 10-K for the fiscal years ended December 31, 2013 and 2012 filed on April 15, 2014.

Section 7—Regulation FD

Item 7.01   Regulation FD Disclosure.

On July 29, 2014, the Company issued a press release disclosing the organizational changes described in this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1.

On July 28, 2014, the Company issued a press release disclosing the financing of $1M as described in the Current Report on Form 8-K filed on July 25, 2014. A copy of the press release is attached hereto as Exhibit 99.2.

Section 9 –Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits

99.1    Press Release dated July 29, 2014

99.2    Press Release dated July 28, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONE HORIZON GROUP, INC.

Date: July 29, 2014	By:	/s/ Martin Ward
Martin Ward
Chief Financial Officer